UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GenCorp Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

PRELIMINARY COPY
March                     , 2006
Dear Shareholder:
The Annual Meeting of shareholders of GenCorp Inc. will be held at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814 on                     , 2006 at 9:00 a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2006, act on a shareholder proposal, and transact such other business as may properly come before the meeting. It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and sign, date and return the proxy form attached below in the postage-paid envelope provided.
Terry L Hall
Chairman of the Board,
President and
Chief Executive Officer
YOUR VOTE IS IMPORTANT!
▼ PLEASE DETACH PROXY CARD HERE ▼

PROXY FOR HOLDERS OF COMMON STOCK
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
R
O
X
Y
The undersigned hereby appoints Yasmin R. Seyal and Mark A. Whitney, and each of them, his or her proxy, with the power of substitution, to vote all shares of Common Stock of GenCorp Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814 on                     , 2006, and at any adjournments or postponements thereof, and appoints the proxyholders to vote as directed below and in accordance with their sole judgment on matters incident to the conduct of the meeting and on such other matters as may properly come before the meeting.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2, AGAINST ITEM 3 AND IN ACCORDANCE WITH THE PROXYHOLDERS’ SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2 AND RECOMMENDS A VOTE “AGAINST” ITEM 3.

(Continued and to Be Signed On Reverse Side.)
PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY.

YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of GenCorp Inc.
common stock for the upcoming Annual Meeting of Shareholders.
PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:
1.	Vote by Telephone—Call toll-free in the U.S. or Canada at 1-866-287-9712, on a touch-tone telephone. If outside the U.S. or Canada, call 215-521-1343. Please follow the simple instructions.
OR
2.	Vote on the Internet—Access https://www.proxyvotenow.com/gy, and follow the simple instructions. Please note, you must type an “s” after http.

You may vote by telephone or on the Internet 24 hours a day 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
OR
3.	Vote by Mail—If you do not wish to vote by telephone or on the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: GenCorp Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5154, New York, NY 10150-5154.
▼ PLEASE DETACH PROXY CARD HERE▼

☒	Please mark your votes as in this example using dark ink only.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2 AND RECOMMENDS A VOTE “AGAINST” ITEM 3.

		FOR	WITHHOLD
1.	Election of directors	ALL	FOR ALL	EXCEPTIONS*
	01 — R. Franklin Balotti 02 — J. Gary Cooper 03 — Steven G. Rothmeier	☐	☐	☐

*INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE “EXCEPTIONS” BOX AND WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.

Exceptions

2.	Ratification of the Audit	FOR	AGAINST	ABSTAIN
	Committee’s appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.	☐	☐	☐

3.	Shareholder proposal regarding	FOR	AGAINST	ABSTAIN
	declassification of GenCorp Inc.’s Board of Directors.	☐	☐	☐

	To change your address, please mark this box and note charges to the left.			☐

	I plan to attend the meeting.			☐

Date	,2006

Signature

Signature (if jointly held}

Title
NOTE: Please sign your name exactly as it appears on this Proxy. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.